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                                                                  Exhibit 10.19


                            PROMISSORY NOTE ("NOTE")


                                                               December 31, 1997

DUE ON DEMAND                                                     US $324,876.00

    FOR VALUE RECEIVED, the undersigned, IVES BROADCASTING, INC., a Michigan corporation with its principal place of business being in Alpena, Michigan ("Maker"), promises to pay to the order of Dr. Robert M. Currier and Linda D. Currier, husband and wife ("Holder"), the principal sum of Three Hundred Twenty-Four Thousand and Eight Hundred Seventy-Six Dollars (US $324,876.00), together with interest on the unpaid principal amount hereof from time to time remaining unpaid at the rate of eight percent (8%) per annum and accruing from and after the date hereof. Interest accruing on the principal balance and all principal shall be due upon demand made to the Maker by the Holder or any assignee of the Holder.

    No delay or omission on the part of Holder in exercising any right hereunder shall operate as a waiver of such right or any other right under this Note. A waiver on one occasion shall not be construed as a bar to or waiver of any right in the future.

    The indebtedness evidenced hereby may be prepaid in whole or in part at any time and from time to time without penalty or premium.

    In the event this Note is collected by law or through an attorney at law, after at least five (5) days prior written notice of default is delivered to the Maker, the Maker agrees to pay all costs of collection, including reasonable attorneys' fees actually incurred.

    The Maker hereby waives presentment, demand for payment, protest and notice of nonpayment.

    Any amount of principal which is not paid when due, shall bear interest from the day when due until said principal amount is paid in full, at an interest rate per annum of eight percent (8%). Both principal and interest are payable in lawful money of the United States of America to Holder, its successors and/or assigns at 240 State Avenue, Alpena, Michigan 49707, or at such other address as Holder shall designate in writing to Maker. This Note is not subject to any defenses whatsoever, claims of set-off or any other claims of any type by Maker.

    If any of the following events shall occur and be continuing for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or otherwise), the balance of all sums due hereunder shall be immediately due and payable:

                (a) if the Maker makes an assignment for the benefit of creditors; or


                (b) if an order, judgment, or decree is entered adjudicating the Maker bankrupt or insolvent; or

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                (c) if the Maker petitions or applies to any tribunal for the appointment of a trustee, receiver, or liquidator of the Maker, or commences any proceedings relating to the Maker under any bankruptcy, reorganization, insolvency, dissolution, or liquidation law of any jurisdiction, whether now or hereafter in effect; or

                (d) if any order, judgment or decree is entered in any proceedings against the Maker decreeing the dissolution of the Maker, then the Holder may, at his option, by written notice delivered or mailed (registered or certified mail, postage prepaid) to the Maker at its principal office, declare the entire unpaid principal of this Note and all unpaid accrued interest thereon to be, and upon the delivery or mailing (registered or certified mail, postage prepaid) of such notice by the Holder, the same shall become, due and payable forthwith.

    Time is of the essence of this agreement.

    This Note shall be construed and enforced in accordance with the laws of the State of Michigan.

    IN WITNESS WHEREOF, the undersigned Maker has executed and delivered this Note by its officer thereunto duly authorized, the day and year first above written.


                                               IVES BROADCASTING, INC.

                                   By:    /s/ Robert M. Currier
                                      -----------------------------------------
                                         Robert M. Currier, President and Chief
                                         Executive Officer


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